UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact name of registrant as specified in Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street, Burlington, North Carolina	27215
(Address of principal executive offices)	(Zip Code)

336-229-1127

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2010, Laboratory Corporation of America Holdings (the “Company”) entered into an Indenture with U.S. Bank National Association, as trustee (the “Indenture”). On May 26, 2021, the Company entered into supplemental indentures to the Indenture under which the Company issued $1,000,000,000 in debt securities, consisting of $500,000,000 aggregate principal amount of 1.550% Senior Notes due 2026 (the “2026 Notes”) and $500,000,000 aggregate principal amount of 2.700% Senior Notes due 2031 (the “2031 Notes” and, together with the 2026 Notes, the “Notes”).

The 2026 Notes were issued pursuant to the Fifteenth Supplemental Indenture dated as of May 26, 2021, under the Indenture (the “2026 Notes Supplemental Indenture”) and the 2031 Notes were issued pursuant to the Sixteenth Supplemental Indenture dated as of May 26, 2021, under the Indenture (the “2031 Notes Supplemental Indenture, and together with the 2026 Notes Supplemental Indenture, the “Supplemental Indentures”).

The Notes were issued in a public offering pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-234633) and the base prospectus included in that registration statement as supplemented by the final prospectus supplement dated May 12, 2021, as filed May 14, 2021 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the base prospectus, as supplemented by the prospectus supplement, the “Prospectus”). The terms of the Indenture, the Supplemental Indentures, and the Notes are described in the section of the Prospectus entitled “Description of Debt Securities,” as supplemented by the section entitled “Description of the Notes,” and those sections of the Prospectus are incorporated in this Form 8-K by reference.

The Company expects that the net proceeds from the offering of the Notes will be approximately $989.3 million after deducting underwriting discounts and other estimated expenses of the offering. The Company expects to use the net proceeds to redeem, prior to maturity, its outstanding 3.20% Senior Notes due February 1, 2022 and 3.75% Senior Notes due August 23, 2022.

A copy of the Indenture is incorporated by reference as Exhibit 4.1 to this Report. A copy of each of the Supplemental Indentures, including the forms of the 2026 Notes and the 2031 Notes as Exhibit A thereto, are filed herewith as Exhibit 4.2 and Exhibit 4.3, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of November 19, 2010, between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 19, 2010)

4.2	Fifteenth Supplemental Indenture, dated as of May 26, 2021, between the Company and U.S. Bank National Association, as trustee, including the form of the 2026 Notes

4.3	Sixteenth Supplemental Indenture, dated as of May 26, 2021, between the Company and U.S. Bank National Association, as trustee, including the form of the 2031 Notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

Date: May 26, 2021

	By:	/s/ SANDRA VAN DER VAART
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary